Exhibit 10.54

EXCLUSIVE LICENSE AGREEMENT  ***

                THIS LICENSE AGREEMENT (the “Agreement”) is made and is effective as of the 1st day of February 2005, (the “Effective Date”) by and between RUTGERS, THE STATE UNIVERSITY OF NEW JERSEY, having its statewide Office of Corporate Liaison and Technology Transfer at ASB III, 3 Rutgers Plaza, New Brunswick, New Jersey 08901-8559, (hereinafter referred to as “Rutgers”), and OSTEOTECH, INC, a publicly traded corporation having a principal place of business at 51 James Way, Eatontown, NJ 07724 and its Affiliates (hereinafter referred to as “Licensee” or “Osteotech”).

RECITALS

                WHEREAS, Certain inventions (hereinafter the “Inventions”) specifically identified as Rutgers patents in Exhibit A attached hereto and made a part hereof were made in the course of research at Rutgers under the direction of Dr. Joachim Kohn and other Rutgers employees listed as inventors on the patents listed in Exhibit A (hereinafter collectively “Inventors”); and

***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

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                WHEREAS, The development of the Inventions was sponsored in part by the National Institutes of Health under Grant GM39455, and in consequence this Agreement is subject to overriding obligations to the federal government as set forth in 35 U.S.C. sections 202-212 and applicable governmental implementing regulations, and

                WHEREAS, ***(hereinafter referred to as “***”), has developed certain process patents which are specifically identified as *** patents in Exhibit A, hereafter “*** Patent Rights”, which patents are related to the Inventions, and has licensed those patents to Rutgers with a right of sublicense; and

                WHEREAS, Licensee entered into a Materials Transfer Agreement with Rutgers effective February 1, 2004 for the purpose of evaluating the Inventions and/or negotiating a license agreement; and

                WHEREAS, said Materials Transfer Agreement is superceded and replaced by this Agreement; and

                WHEREAS, Licensee wishes to obtain certain rights from Rutgers for the commercial development, manufacture, use, and sale of the

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

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products using the Inventions and/or ***Patent Rights and Rutgers is willing to grant such rights on the terms and conditions set forth in this Agreement; and

                WHEREAS, Rutgers is desirous that the Inventions be developed and utilized to the fullest extent so that the benefits can be enjoyed by the general public.

NOW THEREFORE, the parties agree as follows:

                1.    DEFINITIONS

All definitions below or elsewhere in this Agreement apply to both their singular and plural forms, as the context may require. “Herein,” “hereunder,” and “hereof” and other similar expressions refer to this Agreement. “Section” and “Article” refer to sections in this Agreement. “Including” means “including without limitation.” “Days” means “calendar days,” unless otherwise stated.

being filed separately with the Securities and Exchange Commission.
*** *** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.
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1.1    “Affiliate” means any corporation or business entity that directly or indirectly controls, is controlled by, or is under common control with Licensee to the extent of at least 50 percent of the outstanding stock or other voting rights entitled to elect directors.

1.2    “Confidential Information” (i) with respect to property owned or controlled by Rutgers, means all data, information, and/or tangible material owned or controlled by Rutgers and provided to Licensee, its Affiliates or its sublicensees directly or indirectly from or through Rutgers, its units, its employees, the Inventors, or its consultants relating to the Inventions, Licensed Products, or this Agreement, including but not limited to, all patent prosecution documents and all information received from Inventors and (ii) with respect to property owned or controlled by Licensee, means all data, information, and/or tangible material owned or controlled by Licensee, its Affiliates or its sublicensees and provided to Rutgers in accordance with Licensee’s obligations hereunder, including information provided in required reports.

1.3    “Improvements” means any change, modification or enhancement which is an improvement to an Invention, the *** Patent Rights or

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

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the *** Patent Rights, whether or not patentable or copyrightable. It is anticipated that Rutgers and Licensee may each make Improvements acting solely and/or jointly.

1.4.    “Licensed Field” means, solely with respect to Polycarbonates, as defined in Section 1.10 and further limited by Exhibit A, the use of *** Patent Rights and/or *** Patent Rights in ***. Said combination product may contain additional ingredients. For purposes of the foregoing definition “***. Products specifically included in the Licensed Field consist of Polycarbonates ***. Any product that does not contain ***, relative to pure Polycarbonate, is expressly excluded from the Licensed Field. Veterinary uses are not included in Licensed Field.

1.5.    “Licensed Method” means any process, method, or use that is covered by *** Patent Rights or *** Patent Rights or whose use or practice would constitute, but for the license granted to Licensee pursuant to this Agreement, an infringement of any issued or pending claim within *** Patent Rights or *** Patent Rights.

being filed separately with the Securities and Exchange Commission
***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

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1.6.    “Licensed Product(s)” means any material or product or kit, or any service, process, or procedure that (i) either is covered by *** Patent Rights and/or *** Patent Rights or whose discovery, development, registration, manufacture, use, or sale would constitute, but for the license granted to Licensee pursuant to this Agreement, an infringement of any claim within *** Patent Rights and/or *** Patent Rights or (ii) is discovered, developed, made, sold, registered, or practiced using Rutgers Technology provided the Rutgers Technology has not lawfully entered the public domain at the time of use, or using a Licensed Method as it relates to Polycarbonate or (iii) is used to practice the Licensed Method, in whole or in part.

1.7    “Major Market Countries” means the United States of America (including possessions and territories), ***.

1.8.  “Net Sales” means the total of the gross invoice prices of Licensed Products sold or transferred by Licensee, its Affiliates and its sublicensees, less the sum of reasonable and customary commissions, discounts, returns, transportation charges and any applicable sales or use or equivalent taxes or any other charges

***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

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not directly related to Licensed Product. To the extent Licensee has deducted commissions, discounts, etc. as permitted by the preceding sentence and Licensee later receives a rebate against the amount deducted, the rebated amount shall be included as an invoiced sales amount. Payments shall be made only upon sales or transfers between unrelated third parties and shall be based on arms-length consideration. In the event Licensee or any of its Affiliates or sublicensees makes a transfer of a Licensed Product to a third party for other than monetary consideration or for less than fair market value, such transfer shall be considered a sale hereunder to be calculated at a fair market value for accounting and royalty purposes.

                A Licensed Product shall be deemed made, used, leased, transferred, sold, or otherwise disposed of at the time Licensee bills, invoices, ships, or receives payment for such Licensed Product, whichever occurs first.

1.9.    “*** Patent Rights” means the U.S. Patents listed in Exhibit A attached hereto specifically identified as owned by Rutgers and foreign patent(s) and patent application(s) corresponding to all of the foregoing, owned by Rutgers, including patent claims that being filed separately with the Securities and Exchange Commission.
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission

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pertain to Polycarbonate(s) in the Licensed Field and in any reissues, extensions (including governmental equivalents thereto), substitutions, continuations, and divisions hereof. “*** Patent Rights” means the process patents listed in Exhibit A attached hereto specifically identified as owned by *** and foreign patent(s) and patent application(s) corresponding to all of the foregoing, including patent claims that pertain to Polycarbonate(s) in any reissues, extensions (including government equivalents thereto), substitutions, continuations, and divisions hereof owned by *** and licensed to Rutgers.

1.10.    “Polycarbonate” means ***.

(Formula 1)

1.11.   “Rutgers Technology” means, to the extent they apply to Polycarbonates, all non-patentable, and tangible information, know-how and physical objects to the extent reasonably necessary or useful to practice the Inventions and *** Patent Rights in the Licensed Field, which are owned or controlled by Rutgers and Rutgers has the right to disclose and license to third parties, including but not limited to:

(a)  the contents of Master File No. ***, and

***  Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

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(b)  other information, know-how and physical objects (i) created by Dr. Kohn or scientists in the laboratory of Dr. Kohn prior to the Effective Date of this Agreement, or (ii) created as a non-patented “IMPROVEMENT” under a Research Agreement to be executed hereafter or (iii) licensed from *** by Rutgers in an agreement made as of January 27, 2004.

1.12    “Territory” means ***.

1.13    “Licensed-Back Field” means all fields of use other than the Licensed Field.

1.14     Master File No. *** means the Master File as submitted to the FDA for purposes of FDA review of Polycarbonates and related polymers described in the *** Patent Rights, *** Patent Rights and Rutgers Technology (other than Master File ***). This includes all material relating to the Licensed Field in Master File *** as of the Effective Date and material in the Licensed Field added during the term of this Agreement which has been funded by Licensee.

2.    LICENSE GRANT

                2.1.   Subject to the limitations set forth in this Agreement, Rutgers hereby grants to Licensee:

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

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                (a)  an exclusive license solely with respect to Polycarbonates in the Licensed Field in the Territory under *** Patent Rights and the Rutgers Technology, to make, have made, use, import, put into use, modify, distribute, sell and have sold Licensed Products and to practice Licensed Methods during the term of this Agreement.

                (b)  a non-exclusive license solely with respect to Polycarbonates in the Licensed Field in the Territory under the *** Patent Rights to make, have made, use, import, put into use, modify, distribute, sell and have sold Licensed Products and to practice Licensed Methods during the term of this Agreement.

                (c)  a non-exclusive license to make monomers under U.S. Patent Nos. *** and *** and corresponding *** Patent Rights solely for use under this Agreement in the Licensed Field.

                (d)  to facilitate Licensee’s exercise of the preceding licenses, (a) Licensee will have_access to Master File *** as defined above; and (b) Rutgers will authorize Licensee to reference said Master File *** in Licensee’s own regulatory submissions to the FDA and to similar regulatory bodies abroad and in submissions of Licensee’s sublicensees, all at no additional cost. Licensee acknowledges that other third parties may have access to Master File *** and may incorporate proprietary information unrelated to the Licensed Field of Licensee. The access rights provided to Licensee above are

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

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limited to all information contained in the Master File as of the Effective Date and those additions and amendments that are added to the Master File under funding provided by Licensee during the term of this Agreement. So long as Rutgers is permitted to do so, Rutgers agrees to make Osteotech aware of changes to the Master File which are relevant to Osteotech but which Osteotech has not funded.

                (e)    To the extent the above licenses omit any patent rights in any jurisdiction owned, licensable, or controlled by Rutgers as of the Effective Date that are necessary for Osteotech to exercise the license rights granted in sections 2.1 (a)-(d) above in the Licensed Field, Rutgers agrees that such rights shall be added to Exhibit A hereto.

                2.2.   During the term of this Agreement, Licensee shall also have the right to make Improvements as long as the Improvements in the Licensed Field are incorporated into a royalty bearing Licensed Product hereunder. The rights of Licensee in Improvements discovered and/or developed by or on behalf of Licensee during the term of this Agreement are hereafter referred to as “Osteotech Improvement Rights”. Licensee hereby grants to Rutgers an exclusive, worldwide, paid-up license, with right of sublicense, to make, use and sell products containing or covered by the claims of being filed separately with the Securities and Exchange Commission.
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Osteotech Improvement Rights (as defined in this section) in the Licensed-Back Field (as defined in section 1.13). The foregoing grant of license rights to Rutgers by Licensee shall survive the termination or expiration of this Agreement as to Osteotech Improvement Rights arising before expiration. The foregoing grant of license rights to Rutgers by Licensee shall not imply any grant by Licensee to Rutgers of any other intellectual property rights owned by Licensee. The parties shall execute any and all documentation and take any such actions to achieve the intent of this Section 2.2.

                2.3    As the Inventions were funded in part by the U.S. Government, the licenses granted hereunder under the *** Patent Rights shall be subject to the overriding obligations to the U.S. Government set forth in 35 U.S.C. 200-212 and any future amendments thereto, and applicable governmental implementing regulations, as well as any other applicable governmental restrictions, if any, including, without limitation (i) to the obligation to manufacture in the United States Licensed Product intended for consumption in the United States unless a waiver is obtained, and (ii) to the royalty free non-exclusive license thereunder to which the U.S. Government is entitled.

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                2.4    Rutgers expressly reserves the right to have the Inventions and associated intellectual property rights licensed by Rutgers and Osteotech Improvement Rights in the Licensed Field used for educational, research and other non-business purposes and to publish the results thereof.

                2.5    To the extent Rutgers, principally through the Inventors, has provided Rutgers Technology to Licensee, it is understood that at the time of disclosure to the Licensee some of the Rutgers Technology may have been made available to the public without restrictions.

                2.6    Rutgers will promptly advise Licensee of Improvements in the Licensed Field owned by Rutgers to the Inventions made by Dr. Kohn or scientists in Dr. Kohn’s laboratory during the term of this Agreement and disclosed to the Rutgers Office of Corporate Liaison and Technology Transfer, to the extent owned or controlled by Rutgers and lawfully licensable by Rutgers to third parties without incurring obligations to other third parties. The rights of Rutgers in such Improvements in the Licensed Field discovered and/or developed by or on behalf of Rutgers during the term of this Agreement may be solely owned by Rutgers or jointly owned with Licensee in accordance with the U.S. law on inventorship of patents (the sole or joint rights, collectively “Rutgers Improvement

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Rights”).  To the extent such Rutgers Improvement Rights were funded by Licensee pursuant to a sponsored research agreement between Licensee and Rutgers, the Rutgers Improvement Rights will automatically be included within the definition of “Inventions”, *** Patent Rights and Rutgers Technology, as the case may be and be subject to the terms contained herein. However, if such Rutgers Improvement Rights were not so funded by Licensee, and if Rutgers has the right to grant licenses to such Rutgers Improvement Rights to Osteotech, then Rutgers shall be obligated to incorporate such Rutgers Improvement Rights (other than improvements to the Master File not funded by the Licensee) in this Agreement on the terms contained herein, as *** Patent Rights or Rutgers Technology as the case may be.

                3.    SUBLICENSES

                3.1    Rutgers grants to Licensee the right to grant sublicenses to third parties under any or all of the licenses granted in Article 2, provided Licensee has current exclusive rights to the *** Patent Rights under this Agreement at the time it exercises a right of sublicense. To the extent applicable, such sublicense shall include all of the rights of and obligations due

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to Rutgers (and to the United States Government) that are contained in this Agreement.

                3.2    Within thirty (30) days after execution thereof and within thirty (30) days after granting a sublicense, Licensee shall provide Rutgers with a copy of each sublicense issued hereunder, and shall thereafter collect and guarantee payment of all royalties and other obligations due Rutgers relating to the sublicensees and summarize and deliver all reports due Rutgers relating to the sublicensees.

                3.3    Upon termination of this Agreement for any reason, Rutgers shall make a good faith effort to continue the sublicense so long as the terms thereof are no less favorable to Rutgers than they are in this Agreement. If a sublicense is not continued, Rutgers shall provide the sublicensee a reasonable period to sell off any inventory of Licensed Products and terminate its operations in the Licensed Field on terms comparable to Section 12.1(i) below.

4.    LICENSE ISSUE FEE, LICENSE MAINTENANCE FEES
AND MILESTONE AND OTHER PAYMENTS

                4.1    License Issue Fee:

Licensee shall pay to Rutgers a non-refundable license issue fee of Three Hundred Thousand Dollars ($300,000.00), which is not an

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advance against royalties. Of this amount, $50,000 will be due within 30 days of the Effective Date and the remaining $250,000 will only be due within thirty (30) days of satisfactory completion of all the following milestones, but no later than two hundred seventy (270) days after the Effective Date unless this Agreement has been terminated prior to the end of such two hundred seventy (270) day period:

Milestone 1:  ***.

Milestone 2:  ***.

Licensee shall select the source(s) at which production for the above milestones will occur, but may be guided by Licensor.

Licensee shall approve production budgets. In all cases, final selection of production sources will lie exclusively with the Licensee.

All of the work and all of the expense of achieving the foregoing milestones shall be Licensee’s responsibility, except as provided in the last sentence of this paragraph. Licensor shall provide

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

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reasonable cooperation to Licensee. Licensee shall have the right to approve the source at which production for the above milestones will occur and the production budgets and the right to observe the production process and any testing. Licensee will pay the costs of such production in accordance with the approved budget, shall own the lots of monomer and polymer produced and shall have the right to their delivery in accordance with its delivery instructions. Licensee will, with guidance from the Licensor if required by the Licensee, select the manufacturer. In the event that material produced during activities described in Milestones 1 does not meet the specifications, as defined in Exhibit C, the Licensor will be responsible for payment of all raw material and related costs incurred and Licensee will be responsible to pay the manufacturer any other costs it negotiates with the manufacturer.

4.2	License Maintenance Fees:

4.2.a
   Unless this Agreement is otherwise terminated, then after the earlier of (a) the calendar quarter in which Licensee acknowledges in writing satisfactory completion of all the above milestones, or (b) the calendar quarter in which occurs the end of the two hundred seventy (270) day period referred to in Section 4.1 without termination of this Agreement, (such earlier quarter is hereinafter referred to as the Milestone Completion Quarter), being filed separately with the Securities and Exchange Commission.
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Licensee shall pay to Rutgers license maintenance fees as follows: (1) for the 1st through the 30th calendar quarters following the Milestone Completion Quarter, a quarterly payment of $*** (annual rate of *** Dollars ($***)); (2) for the 31st through the 34th calendar quarters following the Milestone Completion Quarter, a quarterly payment of $*** (annual rate of *** ($***)); (3) for the 35th through the 38th calendar quarters following the Milestone Completion Quarter a quarterly payment of $*** (annual rate of *** ($***)); and (4) commencing with the 39th calendar quarter following the Milestone Completion Quarter, and throughout the remaining term of the Agreement, a quarterly payment of $*** (annual rate of *** Dollars ($***)).

4.2.b.
   The payment schedule of annual License Maintenance Fees set forth in section 4.2.a. will be modified when Licensee obtains for the first time approval by the US Food and Drug Administration or any other comparative regulatory agency in any country of the Major Market Countries to commence marketing of any Licensed Product. If this approval occurs in any of the 1st through the 30th calendar quarters following the Milestone Completion

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

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Quarter, for the first calendar quarter after the calendar quarter in which such approval occurs (“Marketing Approval Quarter”), instead of a quarterly payment of $*** the quarterly payment shall be $*** (annual rate of *** ($***)) and this rate shall continue through the 4th calendar quarter following the Marketing Approval Quarter. Thereafter, the payments shall be as follows: (1) for the 5th through the 8th calendar quarters following the Marketing Approval Quarter a quarterly payment of $*** (annual rate of *** ($***)); and (2) commencing with the 9th calendar quarter following the Marketing Approval Quarter and throughout the remaining term of the Agreement, a quarterly payment of $*** (annual rate of, *** ($***)).

4.2.c.
   All royalties payable under Article 5 which are earned by Rutgers during a calendar quarter shall be credited against payment of License Maintenance Fees for such quarter. In the event of a partial calendar quarter at termination, the annual License Maintenance Fee shall be pro-rated.

is being filed separately with the Securities and Exchange Commission.
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

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4.2.d.	License Maintenance Fees due and payable to Rutgers shall be paid to Rutgers quarterly on or before sixty (60) days following these dates of each calendar year:

March 31	June 30

September 30	December 31

Each such payment will be for License Maintenance fees due on such date, less royalties paid during each period. By way of example, within 60 days after March 31, Licensee shall pay License Maintenance Fees for the calendar quarter ending March 31 plus royalties in excess thereof, if any, which are payable to Rutgers for such quarter.

4.3 Milestone Payments

Licensee shall pay to Rutgers milestone payment fees in accordance with the following schedule:

Event	Amount

***	***

***	***

***	***

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

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Licensee shall make each such payment, within 60 days of the date of the event giving rise to the payment.

                4.4    Sublicensing Payments

                Licensee shall pay to Rutgers *** (***%) of all consideration received by Licensee (other than running royalty payments) from sublicensing or transferring the rights licensed to Licensee hereunder and *** (***%) of all amounts Licensee recovers from infringers or alleged infringers for rights licensed hereunder, (net of out-of-pocket expenses incurred by Licensee and Rutgers in prosecuting and obtaining such recovery). For purposes of clarification, the *** (***%) does not apply to fees paid to Licensee to fund scientific research or for scientific clinical or pre-clinical studies or reimbursed costs of expected work relating to regulatory approval of Licensed Product. In the event that the recovered amount is not sufficient to cover all out-of-pocket expenses incurred by the parties, Licensee shall first receive reimbursement of its respective total expenses incurred in seeking the particular recovery, after which any remaining recovered amount shall next be used to reimburse Rutgers.

5.    ROYALTIES

being filed separately with the Securities and Exchange Commission.
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

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                5.1    Except as otherwise required by law, Licensee shall pay to Rutgers a running royalty of *** (***%) of Net Sales of Licensed Products during the term of this Agreement where only *** Patent Rights but not *** Patent Rights are practiced in making, using or selling a Licensed Product, or a running royalty of *** (***%) of Net Sales of Licensed Products where *** Patent Rights are practiced, either alone, or in combination with *** Patent Rights, in making, use or selling a Licensed Product. Sales among Licensee, its Affiliates and its marketing and development partners for ultimate third party use shall be disregarded for purposes of computing royalties; royalties shall be payable only upon sales or transfers between unrelated third parties and shall be based on arms length consideration. On any Net Sales of Licensed Products where no *** Patent Rights or *** Patent Rights are practiced in developing, making, using or selling a Licensed Product, the royalty rates shall be reduced by *** (***%) relative to royalties otherwise due.

                5.2    Royalties payable to Rutgers shall be paid to Rutgers quarterly on or before sixty (60) days following these dates of each calendar year:

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

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March 31	June 30

September 30	December 31

Each such payment will be for unpaid royalties that accrued within Licensee’s most recently completed calendar quarter. By way of example, within 60 days of March 31, Licensee shall pay royalties for the calendar quarter ending March 31.

                5.3    All amounts due Rutgers shall be payable in United States Dollars in Piscataway, New Jersey. When Licensed Products are sold for monies other than United States Dollars, the earned royalties will first be determined in the foreign currency of the country in which such Licensed Products were sold and then converted into equivalent United States Dollars. The exchange rate will be the United States Dollar buying rate quoted in the Wall Street Journal on the last day of the reporting period.

                5.4    Licensee shall be responsible for any and all taxes, fees, or other charges imposed by the government of any country outside the United States on the remittance of royalty income for sales occurring in any such country. Licensee shall also be responsible for all bank transfer charges.

being filed separately with the Securities and Exchange Commission.
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                5.5    If at any time legal restrictions prevent the acquisition or prompt remittance of United States Dollars by Licensee with respect to any country where a Licensed Product is sold, Licensee shall pay royalties due to Rutgers from Licensee’s other sources of United States Dollars.

                5.6    In the event that any patent or any claim thereof included within the *** Patent Rights or *** Patent Rights shall be held invalid in a final decision by a court of competent jurisdiction and last resort in any country and from which no appeal has or can be taken, all obligation to pay royalties based on such patent or claim or any claim patentably indistinct therefrom shall cease as of the date of such final decision with respect to such country. Licensee shall not, however, be relieved from paying any royalties that accrued before such decision or that are based on another patent or claim not involved in such decision, or that are based on Rutgers Technology, provided the Rutgers Technology has not lawfully entered the public domain at the time of use.

                5.7    If a license to an Invention(s) has been granted to the United States Government, no royalties shall be payable hereunder

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

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on Licensed Product(s) sold to the U.S. Government. Licensee and its sublicensees shall reduce the amount charged for Licensed Products sold to the United States Government by an amount equal to the royalty for such Licensed Products otherwise due Rutgers as provided herein.

6.    DILIGENCE

                6.1    Licensee, upon execution of this Agreement, shall use commercially reasonable efforts to develop, test, obtain any required governmental approvals, manufacture, market and sell Licensed Products.

                6.2    Licensee has *** and Development plan (hereinafter the “Plan”) which is provided in Exhibit B appended to this Agreement. Licensee is obligated to follow the timeline set forth in Table II and Figure III of the Plan in terms of products to be commercialized within the timelines outlined in the Plan. Recognizing the uncertainties inherent in the Plan, Licensee shall have the right to amend Table II and Figure III of the Plan in being filed separately with the Securities and Exchange Commission.
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mutual consent with Rutgers, such consent not to be unreasonably withheld by Rutgers.

                6.3    Within one year of receiving approval of a Licensed Product in any country, Licensee shall commence commercial marketing of such Licensed Product in such country; and shall thereafter use commercially reasonable efforts to meet the market demand for Licensed Products in such country at all times during the exclusive period of this Agreement.

                6.4    If Licensee materially fails to perform any of the preceding items described in this Article 6 in a timely manner, except by reason of force majeure, in particular, if Licensee materially fails to adhere to the representations set forth in Table II and Figure III of the Plan in terms of products to be commercialized within the timelines outlined in the Plan, then Rutgers shall have the right and option to terminate this Agreement in accordance with the provisions outlined in Section 10 (Termination). Said right to terminate under this Section 6.4, if exercised by Rutgers, supersedes the rights granted in Article 2 (Grant).

7.    PROGRESS AND ROYALTY REPORTS

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                7.1    At the end of the first full calendar half-year after the Effective Date, and semi-annually thereafter, Licensee shall submit to Rutgers a progress report covering Licensee’s activities related to the development and testing of all Licensed Products and the obtaining of the governmental approvals necessary for marketing. These progress reports shall be made for each Licensed Product in each country of the Territory, where development of Licensed Products is taking place.

                7.2    The progress reports submitted under section 7.1 shall include sufficient information to enable Rutgers to determine Licensee’s progress in fulfilling its obligations under Article 6, including, but not limited to, the following topics:

–	summary of work completed

–	summary of work in progress, including product development and testing and progress in obtaining government approvals

–	current schedule of anticipated events or milestones

–	market plans for introduction of Licensed Products in countries of the Territory in which Licensed Product has not been introduced

–	activities in obtaining sublicensees and activities of sublicensees
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                7.3    On or about each anniversary date of this agreement, Rutgers shall have the right to call for a half-day, detailed review meeting during which Licensee and representatives of its sublicensees and Rutgers discuss the progress reports submitted by Licensee under section 7.2. These meetings shall be held at Licensee’s facility under appropriate confidentiality and Licensee will encourage its scientists and staff to provide full and detailed information to enable Rutgers to evaluate the progress reports submitted by Licensee, and to evaluate proposed amendments to the Plan as described in section 6.2.

                7.4    Licensee shall have a continuing responsibility to keep Rutgers informed of the large/small entity status (as defined by the United States Patent and Trademark Office) of itself and its sublicensees.

                7.5    Licensee shall report to Rutgers in its immediately subsequent progress and royalty report the date of first commercial sale of each Licensed Product in each country.

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                7.6    After the first commercial sale of a Licensed Product anywhere in the Territory, in accordance with Section 5.2, Licensee will make quarterly royalty reports to Rutgers on or before sixty (60) days after each March 31, June 30, September 30 and December 31 of each year. Each such royalty report will cover Licensee’s most recently completed calendar quarter and will show (a) the units sold, gross sales, deductions listed by type and Net Sales of each type of Licensed Product sold by Licensee and its sublicensees and affiliates on which royalties have not been paid, country by country; (b) the royalties and fees and other consideration, in U.S. dollars, payable hereunder, including an indication, to the extent reasonably available, which *** Patent Rights, if any, were not used to generate such royalties, fees and other consideration and whether or not *** Patent Rights were utilized; (c) any other factor used to calculate the royalty or any amount due hereunder; (d) the exchange rates used, if any; and (e) any other information relating to the foregoing reasonably requested by Rutgers. At any time after the Effective Date and during Licensee’s development of Licensed Products, Licensee shall also provide information to Rutgers concerning licensed intellectual property used to develop Licensed Products and licensed patent rights which will be used to make, use and sell Licensed Products, as reasonably requested by

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

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Rutgers, and confer with Rutgers with respect to such information, at the request of Rutgers, in order to assist Rutgers in making a determination whether Rutgers owes to ***, pursuant to Rutgers’ contractual obligations to ***, any portion of the payments Licensee is obligated to make to Rutgers hereunder.

                7.7    If no sales of Licensed Products have been made, and no other consideration due Rutgers was owed during any reporting period, a statement to this effect shall be made by Licensee.

8.    BOOKS AND RECORDS

                8.1    Licensee shall keep and cause its Affiliates and sublicensees to keep books and records in accordance with generally acceptable accounting principles accurately showing all transactions and information relating to this Agreement. Such books and records shall be preserved for at least five (5) years from the date of the entry to which they pertain and shall be open being filed separately with the Securities and Exchange Commission.
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

30

to inspection by representatives or agents of Rutgers at reasonable times upon reasonable notice no more than once per calendar year.

                8.2    The fees and expenses of Rutgers’ representatives performing such an examination shall be borne by Rutgers. However, if an error in royalties of more than ***(***%) of the total royalties due for any year is discovered, or if as a result of the examination it is determined that Licensee is in material breach of its other obligations under this Agreement, then the fees and expenses of these representatives shall be borne by Licensee, and Licensee shall promptly reimburse Rutgers for reasonably documented audit expenses as well as all overdue royalty and late interest payments.

9.    TERM OF THE AGREEMENT

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

31

                9.1    Unless otherwise terminated by operation of law or by acts of the parties in accordance with the provisions of this Agreement, this Agreement shall be in force from the Effective Date and shall remain in effect in each country of the Territory until the expiration of the last-to-expire patent of the *** Patent Rights and *** Patent Rights licensed hereunder having claims covering the Licensed Product under this Agreement sold in such country or 10 years from the date of first commercial sale of a Licensed Product in such country, whichever is later. If Licensee continues to sell Licensed Products after such date of expiration and Licensee is otherwise in full compliance with its obligations under this Agreement, the license hereunder shall be considered fully paid up and the only obligations shall be as set forth in Section 9.2.

                9.2    Any expiration or termination of this Agreement shall not affect the rights and obligations set forth in the following Articles:

Article 8	Books and Records, except to the extent all related provisions of the License have expired, been

***
32

terminated or fully paid up.

Article 12	Disposition of Licensed Products on Hand Upon Termination, except to the extent all related provisions of the License have expired, been terminated or fully paid up.

Article 13	Use of Names, Trademarks and Confidential Data

Article 18	Indemnification

Article 23	Failure to Perform

Article 28	Confidentiality

10.    TERMINATION FOR CAUSE BY EITHER PARTY

                10.1  If one party should breach or fail to perform any material provision of this Agreement, then the other party may give written notice of such default, specifying the breach and each

33

country, e.g., U.S., ***, ***, in which the breach is allegedly occurring or whether the breach relates to the entire Agreement (Notice of Default), to the breaching party. If the breaching party should fail to cure such default within sixty (60) days of notice thereof, the non-breaching party shall have the right to terminate this Agreement and the licenses herein as to the country/ies where the breach remains uncured (if the breach relates only to certain countries) by giving a second written notice (Notice of Termination) to the breaching party, specifying countries being terminated. If a Notice of Termination is sent to breaching party, this Agreement shall automatically terminate on the effective date of such Notice of Termination. Termination shall not relieve the breaching party of its obligation to pay all amounts due to the non-breaching party as of the effective date of termination and shall not impair any accrued rights of the non-breaching party. During the 60 day aforementioned cure period, the parties shall negotiate in good faith to resolve any dispute relating to any alleged breach of this Agreement.

                10.2    Rutgers agrees that within fifteen(15) business days of the receipt by its Office of Corporate Liaison and Technology Transfer (OCLTT) of any written notice by *** of Rutgers’ alleged material breach or termination of its agreement with Rutgers

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

34

granting Rutgers rights to the *** Patent Rights, Rutgers will advise Licensee of such notice and provide a copy of such notice to Licensee. In the event of any such notice, Licensee shall have the right at its option to terminate this Agreement, without prejudice to any other remedy Licensee may have hereunder, by giving Rutgers sixty(60) days advance notice of termination thereof, such notice to be effective at the end of such sixty (60) day period unless Rutgers has resolved the situation prior to the end of such sixty (60) day period.

11.    VOLUNTARY TERMINATION BY LICENSEE

                11.1    Licensee shall have the right at any time to terminate this Agreement in its entirety or as to any country by giving 120 days advance Notice of Termination thereof in writing to Rutgers, pursuant to Section 19.

                11.2    Any termination pursuant to the above section shall not relieve Licensee of any obligation or liability accrued hereunder prior to such termination or rescind anything done by Licensee or being filed separately with the Securities and Exchange Commission. ***
35

any payments made to Rutgers hereunder prior to the time such termination becomes effective, and such termination shall not affect in any manner any rights of Rutgers arising under this Agreement prior to such termination.

12.    DISPOSITION OF LICENSED PRODUCTS AND INFORMATION
ON HAND UPON TERMINATION

                12.1    Upon termination of this Agreement by either party as permitted herein (i) Licensee shall have the privilege of disposing of all previously made or partially made Licensed Products (Licensee may complete partially made Licensed Products), but no more, within a period of one hundred and eighty (180) days after the initial Notice of Termination given pursuant to Section 10.1, 10.2 or 11.1 hereunder, provided, however, that the disposition of such Licensed Products shall be subject to the terms of this Agreement including, but not limited to, the payment of royalties at the rate and at the time provided herein and the rendering of reports thereon; (ii) Licensee shall promptly return, and shall cause its Affiliates and sublicensees to return, to Rutgers all property belonging to Rutgers including without limitation Rutgers Technology, if any, that has been provided to Licensee or its Affiliates or sublicensees hereunder, and all copies and facsimiles

36

thereof and derivatives therefrom (except that Licensee may retain one copy of written material for record purposes only, provided such material is not used by Licensee for any other purpose and is not disclosed to others); and (iii) Licensee shall provide Rutgers, as reasonably requested by Rutgers, with copies of all technical information, know-how, trade secrets and inventions, whether or not patented by Licensee that are useful in commercial development of Polycarbonates and/or that comprise information from animal studies and regulatory filings for the Licensed Product, and Rutgers shall have the nonexclusive, worldwide right, with right of sublicense, to use such information, to the extent Licensee is free to license it, so long as the use and licensing does not infringe any Licensee patent.

13.    USE OF NAMES, TRADEMARKS, AND CONFIDENTIAL INFORMATION

                13.1    Nothing contained in this Agreement shall be construed as granting any right to Licensee, its Affiliates or sublicensees to use in advertising, publicity, or other promotional activities or otherwise any name, trade name, trademark, or other designation of Rutgers or any of its units (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law or consented to in advance in writing by an authorized representative of Rutgers, the use by Licensee of the name, “Rutgers, The State

37

University of New Jersey” or any campus or unit of Rutgers is expressly prohibited.

14.    LIMITED WARRANTY

                14.1    Rutgers warrants to Licensee that (a) it has the lawful right to grant this license; including the right relating to the *** Patent Rights; (b) Rutgers Director of OCLTT, after inquiry with Dr. Kohn has no actual knowledge that Rutgers’ Patent Rights are invalid or their practice infringes the patent rights of any third party; and (c) to the knowledge of Rutgers Director of OCLTT after inquiring of OCLTT’s in house patent counsel, the *** Patent Rights and the *** Patent Rights as defined herein include all patent rights (issued or in the form of applications filed) currently owned, licensable or controlled by Rutgers that would be infringed by making, having made, selling, offering to sell or selling a Polycarbonate as defined in this Agreement and exploiting it in the Licensed Field. Rutgers further represents and warrants that Rutgers’ rights to the *** Patent Rights arise under an agreement that became effective on or about January 27, 2004; such agreement is currently valid and subsisting; and such agreement provides that *** irrevocably grants to Rutgers a worldwide

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

38

license, with the right to grant sublicenses, to make, have made, use, sell, lease and otherwise dispose of products employing the *** Patent Rights.

                14.2    Except as set forth in Section 14.1, this license and the associated Inventions, *** Patent Rights, *** Patent Rights and Rutgers Technology are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. Except as set forth in Section 14.1, RUTGERS MAKES NO REPRESENTATION OR WARRANTY THAT THE LICENSED PRODUCTS OR LICENSED METHODS WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

                14.3    IN NO EVENT WILL RUTGERS BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS, RESULTING FROM EXERCISE OF THIS LICENSE BY OR ON BEHALF OF LICENSEE, ITS AFFILIATES OR SUBLICENSEES OR MANUFACTURE, SALE, OR USE OF THE INVENTION OR LICENSED PRODUCTS OR RUTGERS INTELLECTUAL PROPERTY LICENSED HEREUNDER.

                14.4    Except as provided in section 14.1, Nothing in this Agreement shall be construed as:

being filed separately with the Securities and Exchange Commission.
*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

39

(14.4a)	a warranty or representation by Rutgers as to the validity or scope of any *** Patent Rights or *** Patent Rights; or

(14.4b)
a warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents or other intellectual property rights of third parties; or

(14.4c)	an obligation to bring or prosecute actions or suits against third parties except as provided in Article 17; or

(14.4d)
conferring by implication, estoppel or otherwise any license or rights under any patents or other intellectual property of Rutgers other than *** Patent Rights, *** Patent Rights, and Rutgers Technology, regardless of whether such patents are dominant or subordinate to *** Patent Rights or *** Patent Rights; or

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

40

(14.4d)	an obligation to furnish any know-how not provided in Rutgers intellectual property licensed hereunder.

15.     PATENT PROSECUTION
AND MAINTENANCE

                15.1    Rutgers shall diligently prosecute and maintain the United States and international patent applications and patents included in the *** Patent Rights using counsel of its choice. Rutgers’ counsel shall take instructions only from Rutgers. Rutgers shall promptly provide Licensee with copies of all relevant documentation so that Licensee may be informed and apprised of the continuing prosecution. Licensee agrees to keep this documentation confidential.

                15.2    Rutgers shall give due consideration to amending any patent application included in the *** Patent Rights to include

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

41

claims reasonably requested by Licensee to protect the Licensed Products contemplated to be sold under this Agreement.

                15.3    Licensee shall be responsible for paying all future costs, of preparing, filing, prosecuting, defending, and maintaining all United States patent applications and/or patents, including interferences and oppositions, and all corresponding foreign patent applications and patents covered by *** Patent Rights. In addition, within thirty (30) days after execution of this Agreement, Licensee shall pay Rutgers $*** for such patent-related costs incurred prior to the Effective Date, which amount represents Licensee’s share of such costs. Future costs shall be payable by Licensee within thirty (30) days of the billing date. To the extent others are licensed under the *** Patent Rights or *** Patent Rights, promptly after the effective date of each such license, Rutgers agrees to make an adjustment for future reimbursement by Licensee so that it takes into consideration the comparable present and future cost reimbursement obligations of the new licensee.

                15.4    Following the Effective Date of this Agreement, Rutgers will promptly notify Licensee of any new U.S. patent filings based

42

on the *** Patent Rights or an Improvement made by Rutgers as contemplated by Section 2.6 to the extent required to be added to or disclosed under this Agreement. Rutgers shall, at the request of Licensee, file, prosecute, and maintain patent applications and patents covered by *** Patent Rights in foreign countries if available. Licensee consents to the filing of all PCT and foreign patent applications and maintenance of patents that have already been filed and issued as of the Effective Date. Licensee shall notify Rutgers within six (6) months of the filing of the corresponding United States application of its decision to obtain all other foreign patents. This notice shall be in writing and shall identify the countries desired. The absence of such a notice from Licensee shall be considered by Rutgers to be an election not to request foreign rights.

                15.5    Licensee’s obligation to underwrite and to pay patent prosecution costs shall continue for so long as this Agreement remains in effect, provided, however, that Licensee may terminate its obligations with respect to any given patent application or

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

43

patent upon three (3) months’ prior written notice to Rutgers. Rutgers shall use reasonable efforts to curtail future patent costs when such a notice is received from Licensee. Licensee shall promptly pay patent costs which cannot be so curtailed. Commencing on the effective date of such notice, Rutgers may continue prosecution and/or maintenance of such application(s) or patent(s) at its sole discretion and expense, and Licensee shall have no further right or licenses thereunder.

                15.6    Rutgers shall have the right to file patent applications at its own expense in any country or countries in which Licensee has not elected to secure patent rights or in which Licensee’s patent rights hereunder have terminated, and such applications and resultant patents shall not be subject to this Agreement and may be freely licensed by Rutgers to third parties together with Rutgers Technology.

16.    PATENT MARKING

                16.1    Licensee shall mark all Licensed Products made, used, sold or otherwise disposed of under the terms of this Agreement, and/or their containers, in accordance with the applicable patent marking laws.

44

17.    PATENT INFRINGEMENT

                17.1    In the event that Licensee shall learn of the substantial infringement in the Licensed Field of any patent included in the *** Patent Right licensed under this Agreement, Licensee shall notify Rutgers in writing and shall provide Rutgers with reasonable evidence of such infringement. Both parties to this Agreement agree that during the period and in a jurisdiction where Licensee has exclusive rights under this Agreement under the *** Patent Rights, neither will notify a third party of the infringement of any of *** Patent Rights without first obtaining consent of the other Party, which consent shall not be unreasonably denied. Both parties shall use their best efforts in cooperation with each other to terminate such infringement without litigation.

                17.2    Licensee may request that Rutgers take legal action against the infringement of *** Patent Rights. Such request shall be made in writing and shall include reasonable evidence of such infringement to Licensee. If the infringing activity has not been

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

45

abated within ninety (90) days following the effective date of such request, Rutgers shall have the right to commence suit on its own account or refuse to commence such suit. Rutgers shall give notice of its election in writing to Licensee by the end of the one-hundredth (100th) day after receiving notice of such request from Licensee. Licensee may thereafter bring suit for patent infringement if and only if Rutgers refuses to commence suit and if the infringement sued on occurred during the period and in a jurisdiction where Licensee had exclusive rights under this Agreement. However, in the event Licensee elects to bring suit in accordance with this section, Rutgers may thereafter join such suit at its own expense.

                17.3    Such legal action as is decided upon shall be at the expense of the party on account of whom suit is brought subject to reimbursement and sharing principles of Section 4.4.

                17.4    Each party agrees to cooperate with the other in litigation proceedings instituted hereunder but at the expense of the party on account of whom suit is brought for out-of-pocket expenses. Such litigation shall be controlled by the party bringing the suit. Each party may be represented by counsel of its choice at its own expense.

18.    INDEMNIFICATION AND INSURANCE

46

                18.1    To the maximum extent permitted by law, Licensee shall indemnify, hold harmless and defend Rutgers, its governors, trustees, officers, employees, students, agents and the Inventors against any and all claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys’ fees) resulting from or arising out of the exercise of the rights granted under this license or any sublicense by Licensee, its Affiliates and sublicensees. This indemnification shall include, but is not limited to, any and all claims alleging product liability. The foregoing does not prevent Licensee from separately claiming damages from Rutgers for breach of warranty or claims against Rutgers that the law does not permit Rutgers to disclaim.

                18.2    Throughout the term of this Agreement, and to the extent applicable from and after the date of first commercial sale of a Licensed Product, Licensee shall maintain commercially issued policies of insurance or, with the prior written approval of Rutgers, programs of self-insurance with financial reserves sufficient to support its obligations under this Agreement, which provide coverage and limits as required by statute or as necessary to prudently insure the activities and operations of Licensee. The commercial general liability insurance policy, or liability self-insurance program, shall include the interests of Rutgers as an

47

additional insured and provide coverage limits of not less than $5,000,000 combined single limits as respects premises, operations, contractual liability and, if applicable, liability arising out of products and/or completed operations. Licensee shall provide Rutgers with certificates of insurance for commercially insured policies or evidence of self-insurance resources satisfactory to Rutgers risk management department.

It is expressly agreed that the insurance or self-insurance are minimum requirements which shall not in any way limit the liability of Licensee and shall be primary coverage. Any insurance or self-insurance program maintained by Rutgers shall be excess and noncontributory.

                18.3    Rutgers shall promptly notify Licensee in writing of any claim or suit brought against Rutgers in respect of which Rutgers intends to invoke the provisions of Article 18. Licensee shall keep Rutgers informed on a current basis of its defense of any claims pursuant to Article 18.

                                                                                            19.    NOTICES

                19.1    Any notice or payment required to be given to either party shall be deemed to have been properly given and to be

48

effective (a) on the date of delivery if delivered in person,(b) five (5) days after mailing if mailed by first-class certified mail, postage paid and deposited in the United States mail, to the respective addresses given below, or to such other address as it shall designate by written notice given to the other party,(c) on the date of delivery if delivered by express delivery service such as Federal Express or DHL or (d) on the date of transmission if made by facsimile.

In the case of Licensee: Osteotech, Inc.

51 James Way
Eatontown, NJ 07724
Attn: President

Facsimile Number: (732) 935-0626
In the case of Rutgers:	Rutgers, The State University of
New Jersey
Office of Corporate Liaison and
Technology Transfer

ASB III
3 Rutgers Plaza
New Brunswick, N.J. 08901
Attention: Director
49

Facsimile Number: 732-932-0146

20.    ASSIGNABILITY

                20.1    This Agreement is binding upon and shall inure to the benefit of Rutgers, its successors and assigns, but shall be personal to Licensee and assignable by Licensee only (a)to an Affiliate (provided Licensee guaranties that Affiliate’s performance of this Agreement) or (b) with the written consent of Rutgers, which consent shall not be unreasonably withheld.

21.    LATE PAYMENTS

                21.1    In the event any amounts due Rutgers hereunder, including but not limited to royalty payments, fees and patent cost reimbursements, are not received when due except when prevented by force majeure, Licensee shall pay to Rutgers interest charges at a rate of *** (***) percent per annum or the highest rate permitted by law if less than ***%. Such interest shall be calculated from the date payment was due until actually received by Rutgers.

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is

50

22.    WAIVER

                22.1    It is agreed that failure to enforce any provisions of this Agreement by a party shall not be deemed a waiver of any breach or default hereunder by the other party. It is further agreed that no express waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

23.    FAILURE TO PERFORM

                23.1    In the event of a failure of performance due under the terms of this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party shall be entitled to reasonable attorney’s fees in addition to costs and necessary disbursements.

24.    GOVERNING LAWS

being filed separately with the Securities and Exchange Commission.
51

                24.1    THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of such patent or patent application.

25.    PREFERENCE FOR UNITED STATES INDUSTRY

                25.1    If the U.S. Government sponsored the Invention in whole or in part, Licensee agrees that any products sold in the United States embodying this Invention or produced through the use thereof will be manufactured substantially in the United States.

26.    FOREIGN GOVERNMENT APPROVAL
OR REGISTRATION

                26.1    If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, Licensee shall assume all legal obligations to do so and the costs in connection therewith.

52

27.    EXPORT CONTROL LAWS

                27.1  Licensee shall observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations.

28.    CONFIDENTIALITY

                28.1  Each of Licensor and Licensee (i) shall not use any Confidential Information of the other, except for the sole purpose of performing this Agreement, (ii) shall safeguard the same against disclosure to others with the same degree of care as it exercises with its own data of a similar nature, and (iii) shall not disclose or permit the disclosure of such Confidential Information to others (except to its employees, agents or consultants who are bound to Licensee and Rutgers by a like obligation of confidentiality) without the express written permission of Rutgers, except that Licensee shall not be prevented from using or disclosing any Confidential Information:

53

(28.1a)	which the receiving party can demonstrate by written records was previously known to it; or

(28.1b)	which is now, or becomes in the future, information generally available to the public in the form supplied, other than through acts or omissions of the receiving party ; or

(28.1c)	which is lawfully obtained by the receiving party from sources independent of the disclosing party who were entitled to provide such information to the receiving party ; or

(28.1d)	which is required by law to be disclosed.

The obligations of the parties under this section 28.1 shall remain in effect for five (5) years from the date of termination or expiration of this Agreement.

29.    MISCELLANEOUS

                29.1    The headings of the several articles are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

54

                29.2    This Agreement will not be binding upon the parties until it has been signed below on behalf of each party by a duly authorized representative.

                29.3    No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed on behalf of each party by a duly authorized representative.

                29.4    This Agreement embodies the entire understanding of the parties and shall supersede all previous and contemporaneous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.

                29.5    Licensee shall not enter into any agreements relating to this Agreement with Inventors or other Rutgers employees or students in contravention of the legal rights or policies of Rutgers.

                29.6    In case any of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, (i)such invalidity, illegality or unenforceability shall not affect any other provisions hereof, (ii) the particular provision, to the extent permitted by law, shall be reasonably construed and equitably reformed to be valid and enforceable and

55

(iii) this Agreement shall be construed as if such invalid or illegal or unenforceable provisions had never been contained herein.

                29.7    Rutgers shall have the right to terminate this Agreement forthwith by giving written notice of termination to Licensee at any time upon or after the filing by Licensee of a petition in bankruptcy or insolvency, or upon or after any adjudication that Licensee is bankrupt or insolvent, or upon or after the filing by Licensee of any petition or answer seeking judicial reorganization, readjustment or arrangement of the business of Licensee under any law relating to bankruptcy or insolvency, or upon or after the appointment of a receiver for all or substantially all of the property of Licensee, or upon or after the making of any assignment or attempted assignment for the benefit of creditors, or upon or after the institution of any proceeding or passage of any resolution for the liquidation or winding up of Licensee’s business or for termination of its corporate life.

                29.8    The parties shall use reasonable efforts to cooperate in issuing a joint press release upon execution of the Agreement. Rutgers recognizes the Licensee is a public company with certain obligations relating to disclosure of this agreement.

56

                29.9    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                29.10    Nothing herein shall be deemed to constitute one party as the agent or representative of the other party or both parties as joint venturers or partners. Each party is an independent contractor.

                IN WITNESS WHEREOF, both Rutgers and Licensee have executed this Agreement, in duplicate originals, by their duly authorized representatives on the day and year hereinafter written.

Rutgers, The State University

By__________________________
William T. Adams

Director, Office of Corporate Liaison and Technology Transfer

Date_________________________

Osteotech, Inc.

By:__________________
Michael J. Jeffries
Executive Vice President
& Chief Financial Officer

Date______________________

57

EXHIBIT A, P.58; EXHIBIT B, P.59; EXHIBIT C, P. 65
58

EXCLUSIVE LICENSE AGREEMENT between OSTEOTECH, INC. and RUTGERS, THE STATE UNIVERSITY OF NEW JERSEY
59

Exhibit A

THIS EXHIBIT A LISTS PATENTS COVERING A WIDE RANGE OF POLYMER AND MONOMER COMPOSITIONS. EXCEPT AT PROVIDED IN SECTION 2.1(c), THESE PATENTS ARE INCLUDED IN THIS LICENSE AGREEMENT ONLY TO THE EXTENT THEY APPLY TO “POLYCARBONATES”, AS DEFINED IN SECTION 1.10 OF THIS LICENSE AGREEMENT, OR THE FABRICATION OF POLYCARBONATES. CLAIMS THAT ARE NOT APPLICABLE TO POLYCARBONATES AND CLAIMS THAT RELATE TO USES OUTSIDE THE LICENSED FIELD AS DEFINED IN SECTION 1.4 OF THIS LICENSE AGREEMENT ARE EXCLUDED.

*** PATENTS  (The Inventions)

                A. US Patent ***.

                B. US Patent ***.

                C. US Patent ***.

                D. US Patent ***.

*** PATENTS

E.	US Patent ***.

F.	US Patent Application No ***

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

60

Exhibit B

January 14, 2005

***

Dear Joseph:

This letter is to provide you with additional information regarding Osteotech’s Plexus™ Product line, as we discussed in our meeting of November 24. We agreed to provide you with more detail regarding our business model for Plexus™ Products.

These initial projections have been derived from the best information currently available. ***

***.

***.

***.
***.

***.

***.

***.

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

61

Sincerely, Donna Haag Sr. Director, New Business Development Cc: Richard Bauer, Michael J. Jeffries, Jim Russell – Osteotech, Inc.
62

Table I

Distribution Network	Market Segment	Total 2004 Projected US Market $ ’000	Planned Products	Date of First Product Introduction	Estimated Market Penetration First Year	Estimated Market Penetration Five years after introduction

***	***	$331	***	***	***%	***%
***	***	$1,004	***	***	***%	***%
***	***	$172	***	***	***%	***%
***	***	$257	***	***	***%	***%
***	***	$257	***	***	***%	***%
***	***	$366	***	***	***%	***%
***	***	$154	***	***	***%	***%
***	***	$102	***	***	***%	***%
***	***	$40	***	***	***%	***%
***	***	$57	***	***	***%	***%

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

63

Table II Preliminary Summary of Likely US Regulatory Paths for Plexus

	PMA	510K Clinical	510K No Clinical

Exemplary Indication	***	***	***
Probability of Designation	***	***	***
Regulatory Status	***	***	***
Marketing Submission	***	***	***
Clinical Studies Prior to Marketing	***	***	***
Premarket Timeframe	***	***	***

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

64

Figure III Plexus Product Development Timing ***

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

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Exhibit C INTERNAL RUTGERS-OSTEOTECH MONOMER SPECIFICATION SHEET (Version of December 1, 2004) ***

*** Indicates the omission of confidential material pursuant to the request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Securities and Exchange Commission.

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